UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report:    August 1, 2011

(Date of earliest event reported)

INSWEB CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-26083	94-3220749
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification Number)

10850 Gold Center Dr, Suite 250
Rancho Cordova, California 95670

(Address of principal executive offices)

(916) 853-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

InsWeb is filing this Current Report on Form 8-K to correct a statement about the cash provided by (used in) operating activities made during the question and answer portion of the quarterly investors conference call on August 1, 2011. For the three and six months ended June 30, 2011, cash used in operating activities was $1.2 million and $0.8 million respectively. These amounts include an increase in account receivables from several customers which have subsequently been paid.

InsWeb will post the corrected transcript from the conference call on its website at www.investor.insweb.com as soon as it is available.

SIGNATURE

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2011	INSWEB CORPORATION
(Registrant)

/s/ L. Eric Loewe
L. Eric Loewe
SVP, General Counsel and Secretary